                                                                   EXHIBIT 13(j)

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 RANDY M. SMITH
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Randy M. Smith, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
  MEMBERS Variable Universal Life         333- 148419
MEMBERS Variable Universal Life II        333-148420
       Ultra-Vers -ALL LIFE               333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
    MEMBERS Variable Annuity              333-148421
  MEMBERS Variable Annuity II             333-148423
  MEMBERS Variable Annuity III            333-148426
 MEMBERS Choice Variable Annuity          333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 19th day of June, 2008.


                                        /s/ Randy M. Smith
                                        -----------------------------
                                        Randy M. Smith